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                      SUPPLEMENT DATED FEBRUARY 22, 2000 TO

         PROSPECTUS DATED MAY 1, 1999 (AS AMENDED DECEMBER 30, 1999) FOR

                       DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                                   THROUGH ITS

                         NATIONWIDE VARIABLE ACCOUNT - 9


THIS SUPPLEMENT PERTAINS TO CONTRACTS ISSUED IN THE STATE OF NEW YORK ONLY. FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK, THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.


1. THE "EXTRA VALUE OPTION" PROVISION LOCATED ON PAGE 9 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

     EXTRA VALUE OPTION

     Nationwide will credit 3% of the purchase payment(s) made to the contract during the first 12 months the contract is in force for an additional charge at an annualized rate of 0.45% of the daily net assets of the variable account. This charge will also be assessed against fixed account allocations, resulting in a crediting rate of 0.45% less than the crediting rate which applies to the fixed account if the Extra Value Option is not elected. Nationwide will discontinue deducting this charge seven years from the date the contract is issued (see "Extra Value Option").

     Extra Value Option...................................................0.45%
       Total Variable Account Charges (including Extra Value Option)......1.40%

     The Total Variable Account Charges listed above include the Extra Value Option, but do not include charges assessed for the election of additional contract options.

2. THE LAST PARAGRAPH OF THE "CHARGES AND EXPENSES" PROVISION LOCATED ON PAGE 17 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

     An Extra Value Option is available under the contract. The Extra Value Option is only available at the time of application. If the contract owner elects the Extra Value Option on the application, Nationwide will apply a credit of 3% of the purchase payment(s) made during the first 12 months the contract is in force. In exchange, Nationwide will deduct an additional charge at an annualized rate of 0.45% of the daily net assets of the variable account. Allocations to the fixed account will also be assessed, resulting in a crediting rate of 0.45% less than the crediting rate which applies to the fixed account if the Extra Value Option is not elected. Nationwide will discontinue deducting this charge seven years from the date the contract was issued. Once the Extra Value Option is elected, it may not be revoked (see "Extra Value Option"). THE EXTRA VALUE OPTION IS NOT AVAILABLE IF THE 5- YEAR CDSC OPTION IS ELECTED.


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3.   THE THIRD TO THE LAST PARAGRAPH OF THE "EXTRA VALUE OPTION" ON PAGES 25 AND
     26 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

     After the free look period and before the seventh contract anniversary, amounts credited under the Extra Value Option may be re-captured whenever withdrawals are made that are subject to a CDSC in accordance with the following:

                                           (Extra Value Amount)
     Contract Years               Percentage of First Year Purchase Payments
     --------------               ------------------------------------------
           1 and 2                                  3%
         3,4 and 5                                  2%
           6 and 7                                  1%
      After year 7                                  0%

     The percentage of the amount credited to be recaptured will be determined by the percentage of total purchase payments reflected in the amount surrendered that is subject to CDSC. The amount recaptured will be taken from the sub-accounts and the fixed account in the same proportion as allocated by the contract owner at the time of the withdrawal.